Listing Report:Supplement No. 32 dated May 03, 2011 to Prospectus dated Apr 14, 2011
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Apr 14, 2011 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Apr 14, 2011 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 491287
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.80%
Term:	60 months

Lender yield:	12.40%	Borrower rate/APR:	13.40% / 14.77%	Monthly payment:	$573.96

Lender servicing fee:	1.00%	Effective Yield*:	12.36%
		Estimated return*:	8.56%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Mar-1996	Debt/Income ratio:	31%
Credit score:	780-799 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 12	Length of status:	4y 11m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,306	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	21%
		Homeownership:	Yes
Screen name:	wise-community-computer	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Help me, Help you!
Purpose of loan:
This loan will be used to pay off my credit cards within 5 years. We all know what its like to have credit card debt, so setting this 5 year goal will help me attain this milestone to be debt free!!

My financial situation:
I am a good candidate for this loan because I'm very responsible with paying bills on time. I have a very good credit score. I have a checking and two savings account along with my 401k account. I believe saving for the future is very important. This is why I'm very excited to be given this opportunity so I can reach my other financial goals. With your help investing in my goals will also help put money in both of our pockets!
Thank You!
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 494605
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 17.16%	Monthly payment:	$138.64

Lender servicing fee:	1.00%	Effective Yield*:	13.75%
		Estimated return*:	7.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	9	First credit line:	Jan-2005	Debt/Income ratio:	14%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 4	Length of status:	2y 10m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$4,896	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	13%
		Homeownership:	No
Screen name:	top-transparent-bid	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CFG4L1183
Purpose of loan:
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $4000
Monthly expenses: $500
Housing: $0
Insurance: $106
Car expenses: $100
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 504027
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	60 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 31.42%	Monthly payment:	$285.62

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	16.09%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1999	Debt/Income ratio:	17%
Credit score:	720-739 (Apr-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 9	Length of status:	16y 2m
Amount delinquent:	$0	Total credit lines:	14	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,880	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	19%
		Homeownership:	Yes
Screen name:	clean-peso8	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Single Mom Of 2 In College
Purpose of loan: Pay off Debt / Tuition For College my Son 2nd Year
This loan will be used to...Pay off Debt / Tuition for my Son 2nd Year College.

My financial situation: I have been working at the same job for 16Years
I am a good candidate for this loan because...= Even thou I am a single parent I do pay all of my bills on time never been delinquant

Monthly net income: $ 2765
Monthly expenses: $
Housing: $ 842.00
Insurance: $ House Ins Covered in home loan
Car expenses: $ 213.00
Utilities: $ 145.00
Phone, cable, internet: $ 145.00
Food, entertainment: $ 200.00
Clothing, household expenses: $ 50.00
Credit cards and other loans: $ 417.00
Other expenses: $ 75.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 504251
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	60 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 31.42%	Monthly payment:	$476.04

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	16.09%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1999	Debt/Income ratio:	15%
Credit score:	760-779 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	4 / 4	Length of status:	1y 6m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	23	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	bill-accomplishment	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Making Someone Special Feel Special
Purpose of loan:
This loan will be used to make someone special?s dreams come true. I want to give my wonderful fianc?e the wedding she deserves. Due to health-related circumstances beyond our control, I don't have a lot of time to save to achieve this goal. Our families are not well off financially, and I can expect no help from friends and family. I understand this is a long shot, but we?ve both always volunteered our time to various charitable causes and I?m hoping karma will come back to help me. I'll answer any questions, and will provide whatever information.

My financial situation:
I am a good candidate because...I have a law degree, a steady, well-paying job with a reputable company, a solid credit history, a home with some equity, and a sense of gratitude that someone might be able to help myself and my beautiful bride-to-be.

Monthly net income: $3,512.00
Monthly expenses: $1,831.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 504673
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$25,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.95%
Term:	60 months

Lender yield:	10.10%	Borrower rate/APR:	11.10% / 11.32%	Monthly payment:	$544.81

Lender servicing fee:	1.00%	Effective Yield*:	10.09%
		Estimated return*:	8.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jun-1996	Debt/Income ratio:	9%
Credit score:	740-759 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	6 / 5	Length of status:	10y 3m
Amount delinquent:	$0	Total credit lines:	19	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$431	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	best-thoughtful-wealth	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Great credit and no real debt
Purpose of loan:
This loan will be used to... continue to grow and expand our business.
My brother and I began buying rehab properties in the Salt Lake City Area last fall. I put in an initial 25K to start the company. My brother who lives in Utah, finds the properties and then manages the rehab and sale of each property.
We have rehabbed 5 properties since last fall, and have made a little over 50K. We have an established model that we use in determining which properties we buy to minimize risk.
Currently, our average hold time on a property is 82 days.
We are now ready to take the next step and more than one project at a time. We are looking for a some additional seed capital to help us take the next step.

My financial situation:
I am a good candidate for this loan because...I have a stable job and income and no debt to speak of. I have been on the job for more than 10 years.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 504685
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,375.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$309.01

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Mar-1990	Debt/Income ratio:	Not calculated
Credit score:	720-739 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	22y 5m
Amount delinquent:	$0	Total credit lines:	17	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$13,652	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	95%
		Homeownership:	Yes
Screen name:	3Bookworms	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	41 ( 98% )	720-739 (Latest)
Principal borrowed:	$30,900.00	< 31 days late:	1 ( 2% )	720-739 (Sep-2010) 720-739 (Aug-2010) 740-759 (Sep-2008) 720-739 (Jun-2008)
Principal balance:	$5,285.92	31+ days late:	0 ( 0% )
Total payments billed:	42
Description
Home Upgrade
Purpose of loan: Installing Rental Apartment in Home
This loan will be used to...Finish a Rental Apartment in the basement of our home.

My financial situation: Getting Better
I am a good candidate for this loan because...We are an honest and hard working family. We are working on finishing this basement apartment while will add $750 - $1000 per month in income to our family.

Monthly net income: $9700
Monthly expenses: $7320
Housing: $2700
Insurance: $595
Car expenses: $450
Utilities: $350
Phone, cable, internet: $185
Food, entertainment: $725
Clothing, household expenses: $275
Credit cards and other loans: $850
Other expenses: $1250
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$314.25

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1999	Debt/Income ratio:	25%
Credit score:	700-719 (Apr-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	18 / 18	Length of status:	2y 9m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$6,410	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	45%
		Homeownership:	Yes
Screen name:	embrown	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	39 ( 100% )	700-719 (Latest)
Principal borrowed:	$13,550.00	< 31 days late:	0 ( 0% )	760-779 (Jun-2010) 740-759 (Sep-2009) 680-699 (Dec-2006)
Principal balance:	$5,640.67	31+ days late:	0 ( 0% )
Total payments billed:	39
Description
Basement Finishing
Purpose of loan:
This loan will be used to purchase materials to finish my basement. I have a home that was built in 2008 with an unfinished basement. The basement is roughed-in for a bedroom, bathroom, and large family room.

I have a number of friends lined up to do the work (which is why the cost is low) who are contractors, electricians, etc.

My financial situation:
I am a good candidate for this loan because I have had Prosper loans in the past and paid them off timely. I work full-time as a Manger, Financial Planning & Analysis and my wife also works full-time as a Marketing Manager.

Please let me know if you have any questions.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505025
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$22,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.80%
Term:	60 months

Lender yield:	12.40%	Borrower rate/APR:	13.40% / 14.77%	Monthly payment:	$505.08

Lender servicing fee:	1.00%	Effective Yield*:	12.36%
		Estimated return*:	8.56%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-1983	Debt/Income ratio:	25%
Credit score:	780-799 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 13	Length of status:	6y 1m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,570	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	Yes
Screen name:	appetizing-loot4	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Getting out from under!
Purpose of loan:
This loan will be used to...pay off debts incurred because of divorce

My financial situation:
I am a good candidate for this loan because...steady and successful employment and consistently rising income.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505031
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Dec-1994	Debt/Income ratio:	Not calculated
Credit score:	680-699 (May-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	3y 2m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$18,035	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	47%
		Homeownership:	No
Screen name:	Shop-Keeper	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Shop Keeper
Purpose of loan:
This loan will be used to...Consolidate personal debts to manageable the reason I have found myself in this situation is my father recently diagnosed with cancer and my uncle died while was recovering. So, I went to help my mother with whatever she needed.

My financial situation:
I am a good candidate for this loan because I have always been good with managing money. My on time payment is 100% and I intend to pay this off as quickly as possible.

Monthly net income: $2260
Monthly expenses: $320
Housing: $100
Insurance: $80
Car expenses: $200
Utilities: $75
Phone, cable, internet: $0.00
Food, entertainment: $150
Clothing, household expenses: $50
Credit cards and other loans: $125
Other expenses: $0.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505035
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$251.40

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	620-639 (May-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	4 / 3	Length of status:	4y 0m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$4,058	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	15	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	cminor	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	67 ( 100% )	620-639 (Latest)
Principal borrowed:	$11,100.00	< 31 days late:	0 ( 0% )	700-719 (Apr-2010) 720-739 (Oct-2009) 620-639 (Nov-2007) 720-739 (May-2007)
Principal balance:	$1,649.09	31+ days late:	0 ( 0% )
Total payments billed:	67
Description
Debt Consolidation and Farm Expand
Purpose of loan:

This loan will be used to consolidate debt and to provide additional funding for our farming operation.

My financial situation:

I am a good candidate for this loan because I am a self-employed photographer with a steady flow of clientele. I work out of a studio (an old barn converted into a studio) on our property, so there is virtually no overhead. My husband is employed and makes over $60k per year and his pay takes care of the monthly bills. The following list is the bills/debt that I take care of out of my earnings:

Personal loan: $1700 ? payment $91
Credit Cards: $1500 ? payments $100
Other household debt: $2200 ? payment $250

After paying these debts, the additional funds (approx. $600) will be used to buy additional poultry inventory for the farming operations. The current farming operations net around $300 per month, and with the additional stock, the projected income increase is $80-$150 additional income per month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505043
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.00%
Term:	60 months

Lender yield:	23.99%	Borrower rate/APR:	24.99% / 27.32%	Monthly payment:	$440.18

Lender servicing fee:	1.00%	Effective Yield*:	23.40%
		Estimated return*:	13.40%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Aug-1998	Debt/Income ratio:	15%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	21 / 20	Length of status:	5y 3m
Amount delinquent:	$0	Total credit lines:	30	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,660	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Bankcard utilization:	46%
		Homeownership:	No
Screen name:	Okami	Borrower's state:	Georgia	Borrower's group:	Pay Day Loan Terminators
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	35 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,500.00	< 31 days late:	0 ( 0% )	520-539 (Apr-2007) 540-559 (Mar-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	35
Description
Debt Consolidation: Back on Track
Debt Consolidation
Also wanting to cancel some of my high limit or high APR credit cards. I'm determined to get my debt taken out and my life back on track.

My financial situation:
I got into this debt due to school (i'm done with) and personal family expenses I needed to pay for (situation over).

I am a good candidate for this loan because.
I have a good steady job of 5 years 7 months. Some expenses will be clearing up soon . Looking for a part time job on the weekends. I've had one prosper loan that is fully paid off now and I never missed one payment on it.

Monthly income: $3498 after tax
Monthly expenses: $2204
Housing: $1000 (Roommate moved. I move in August)
Insurance: $1000 a year (car / rental)
Car expenses: $354 / month (done in October)
Utilities: $ Included in Rent
Phone, cable, internet: $150
Food, entertainment: $250
Clothing, household expenses: $ Don't shop
Credit cards and other loans: $450
Other expenses: $3553.65 one time Amex
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$304.84

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-759 (May-2011)	Inquiries last 6m:	12	Employment status:	Self-employed
Now delinquent:	1	Current / open credit lines:	10 / 9	Length of status:	8y 2m
Amount delinquent:	$86,351	Total credit lines:	30	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$20,082	Stated income:	$100,000+
Delinquencies in last 7y:	3	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	blue-adorable-transaction	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Need a loan for debt consolidation.
Purpose of loan: I will be using this loan to consolidate some high interest debt.

My financial situation:
I am a good candidate for this loan because my credit score is great and my repayment history for the past few years is also good.

Monthly net income: $110000
Housing: $2850
Insurance: $650
Car expenses: $600
Utilities: $300
Phone, cable, internet: $40
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $1000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.60%
Term:	36 months

Lender yield:	7.29%	Borrower rate/APR:	8.29% / 10.38%	Monthly payment:	$62.94

Lender servicing fee:	1.00%	Effective Yield*:	7.28%
		Estimated return*:	4.68%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Feb-1994	Debt/Income ratio:	10%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	16 / 14	Length of status:	30y 5m
Amount delinquent:	$0	Total credit lines:	53	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$19,209	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	99%
		Homeownership:	Yes
Screen name:	investment-albatross	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	8 ( 89% )	640-659 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	1 ( 11% )	680-699 (Jul-2010)
Principal balance:	$1,254.63	31+ days late:	0 ( 0% )
Total payments billed:	9
Description
Pay out credit cards
Purpose of loan:
This loan will be used to continue pay out my credit cards. The banks reduction of credit limit made me more aware of credit cards usuage.

My financial situation:
I am a good candidate for this loan because of my employment history of 31 years and my timely payments history. I have been penalize because of the banks and the economic situation.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$326.62

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Apr-1992	Debt/Income ratio:	24%
Credit score:	680-699 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	19 / 19	Length of status:	14y 10m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,678	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	65%
		Homeownership:	Yes
Screen name:	genuine-euro015	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
help
Purpose of loan: consollidation
This loan will be used to...pay credit cards

My financial situation: charter one bank
I am a good candidate for this loan because...pay bills on time and never late

Monthly net income: $4500
Monthly expenses: $2500
Housing: $595
Insurance: $96
Car expenses: $375
Utilities: $125
Phone, cable, internet: $110
Food, entertainment: $200
Clothing, household expenses: $100
Credit cards and other loans: $700
Other expenses: $
25 gym
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	C	Listing Duration:	14 days
		Estimated loss*:	6.10%
Term:	60 months

Lender yield:	18.99%	Borrower rate/APR:	19.99% / 22.21%	Monthly payment:	$264.88

Lender servicing fee:	1.00%	Effective Yield*:	18.55%
		Estimated return*:	12.45%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jun-1991	Debt/Income ratio:	63%
Credit score:	760-779 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 9	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$9,453	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	42%
		Homeownership:	Yes
Screen name:	tremendous-coin	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	760-779 (Latest)
Principal borrowed:	$13,180.00	< 31 days late:	0 ( 0% )	760-779 (Oct-2009) 800-819 (Sep-2009)
Principal balance:	$7,867.38	31+ days late:	0 ( 0% )
Total payments billed:	17
Description
Debt Consolidation
Purpose of loan: Debt Consolidation
This loan will be used to...Payoff Discover and Home Depot for Home Improvements.

My financial situation: Is good and growing stronger every month. My position with my previous employer was lost due to the national economic downturn. I took a position as a mortgage loan consultant with Wells Fargo Home Mortgage in September of 2010. My business is growing monthly...as are my paychecks. I am not new to this line of business, I was previously a mortgage loan officer prior to working as a CFO for a local organization for 11 years. My wife is a registered nurse with a $75,000.00 per year gross income. All of our debt is under my name. She has no credit cards or vehicle loans in her name...by her choice.

I am a good candidate for this loan because...I have an existing Prosper loan and have always made my payment timely and without struggle.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	60 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 19.42%	Monthly payment:	$380.82

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Apr-1971	Debt/Income ratio:	38%
Credit score:	760-779 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Other
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	7y 11m
Amount delinquent:	$0	Total credit lines:	14	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$13,535
Delinquencies in last 7y:	0	Bankcard utilization:	38%
		Homeownership:	No
Screen name:	currency-tuba	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
dedit consolidation
Purpose of loan:
This loan will be used to...consolidate credit cards

My financial situation:
I am a excellent candidate for this loan because...I have a excellent credit history and pay all bills on time. I'm retired and receive social secerity:
Own:
Home-$160,000.00
Car-$16,000.00
Life Ins.{Cash Value}$25,000.00

Monthly Expenses:
P.G.&E.-$130.00
Chevron Gas-$150.00
Health Ins.-$86.00
Phone,Internet&Cable-$135.00
Food-$200.00
House Ins.{3-months}$219.75
Car Ins.{$322.12}
3-Credit Cards-$306.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Apr-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-699 (May-2011)	Inquiries last 6m:	9	Employment status:	Self-employed
Now delinquent:	3	Current / open credit lines:	6 / 5	Length of status:	8y 2m
Amount delinquent:	$86,351	Total credit lines:	29	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$100,000+
Delinquencies in last 7y:	12	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	sfbiz	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
I am interested in a loan for 5000.
Purpose of loan:
This loan will be used to payoff an existing debt which is at a very high interest rate.

My financial situation:
I am a good candidate for this loan because my credit repayment history for the past few years has been good.

Monthly net income: $110000
Housing: $2850
Insurance: $650
Car expenses: $600
Utilities: $400
Phone, cable, internet: $40
Food, entertainment: $500
Clothing, household expenses: $200
Credit cards and other loans: $1000
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.95%
Term:	36 months

Lender yield:	6.99%	Borrower rate/APR:	7.99% / 8.33%	Monthly payment:	$469.98

Lender servicing fee:	1.00%	Effective Yield*:	6.99%
		Estimated return*:	5.04%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Jan-2001	Debt/Income ratio:	8%
Credit score:	820-839 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	2y 3m
Amount delinquent:	$0	Total credit lines:	18	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$178	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	7%
		Homeownership:	Yes
Screen name:	vigilance-baker	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Christian owner/entreprenr!
Purpose of loan:
This loan will be used to help with the launch of our AnyTime Fitness center. We are buying an existing territory with over 400 member currently and the potential for 1000+ members. We have 760+ credit, 45k in equity, 85k in cash and stocks. I have been in the education business (director/Admissions) for 2.5 years. My income is about 70k and Jami makes about 12k. We are a devote Christian family with high financial standards.
My financial situation:
I am a good candidate for this loan because We are buying an existing territory in a market that has proven to be very successful. My wife is an advanced certified personal trainer with a solid clientele.
Monthly net income: $6800
Monthly expenses: $2675
Housing: $1800 (piti)
Insurance: $300
Car expenses: $0
Utilities: $500
Phone, cable, Internet: $75
Food, entertainment: $0
Clothing, household expenses: $0
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$6,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$261.29

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Jul-1998	Debt/Income ratio:	12%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	10	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	nourishing-bonus0	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Motorcycle
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.80%
Term:	36 months

Lender yield:	9.40%	Borrower rate/APR:	10.40% / 12.51%	Monthly payment:	$227.19

Lender servicing fee:	1.00%	Effective Yield*:	9.37%
		Estimated return*:	5.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1998	Debt/Income ratio:	6%
Credit score:	740-759 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 5	Length of status:	1y 11m
Amount delinquent:	$0	Total credit lines:	26	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$5,684	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	24%
		Homeownership:	No
Screen name:	green-compassionate-generosity	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Consolidation Loan
Purpose of loan:
This loan will be used to... Pay two credit cards off and help re-establish my credit

My financial situation:
I am a good candidate for this loan because... I have stable employment, and have paid my bills and credit cards on a timely basis
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$304.84

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	Mar-1980	Debt/Income ratio:	22%
Credit score:	660-679 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	5 / 5	Length of status:	37y 7m
Amount delinquent:	$0	Total credit lines:	22	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$2,852	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	Yes
Screen name:	serene-euro5	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Other
Purpose of loan:
This loan will be used to...
Help my daughter from foreclosing on her home
My financial situation:
I am a good candidate for this loan because...
I've been on my job for over 35 years.....this is my second listing the first listing was canceled due to time lapsing. I hoping that all information is accurate now so that we can move forward with process

Monthly net income: $
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 501364
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,900.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	60 months

Lender yield:	16.99%	Borrower rate/APR:	17.99% / 19.42%	Monthly payment:	$378.28

Lender servicing fee:	1.00%	Effective Yield*:	16.69%
		Estimated return*:	10.74%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jun-2000	Debt/Income ratio:	9%
Credit score:	700-719 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	8 / 8	Length of status:	0y 8m
Amount delinquent:	$0	Total credit lines:	58	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$1,592	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	21	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	herflick	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Creating a new rental appartment $$
Purpose of loan:

I am adding a legal rental appartment in my home. The loan will be used for construction costs. Once the appartment is ready it will generate between $1200 and $1300 per month in income.

My financial situation:
I am a good candidate for this loan because I have a solid job as a Math teacher and with the additional rental income I will be able to pay back to loan.

Monthly net income: $ 4,350 (after taxes)
Monthly expenses: $ 2,200 (see below)
Housing: $ 1,100
Insurance: $ 75
Car expenses: $ 50
Utilities: $ 200
Phone, cable, internet: $ 100
Food, entertainment: $ 200
Clothing, household expenses: $ 100
Credit cards and other loans: $ 175
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	60 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 31.42%	Monthly payment:	$476.04

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	16.09%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	5	First credit line:	May-1994	Debt/Income ratio:	12%
Credit score:	760-779 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	6y 6m
Amount delinquent:	$60	Total credit lines:	17	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	ethical-euro3	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
new house
Purpose of loan:
This loan will be used to...help buy a house

My financial situation:
I am a good candidate for this loan because...
i pay my bills

Monthly net income: $2972.00
Monthly expenses: $
Housing: $
Insurance: $36.00
Car expenses: $0
Utilities: $220.00
Phone, cable, internet: $75.00
Food, entertainment: $400.00
Clothing, household expenses: $50.00
Credit cards and other loans: $0
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 502390
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.95%
Term:	60 months

Lender yield:	10.10%	Borrower rate/APR:	11.10% / 11.32%	Monthly payment:	$217.92

Lender servicing fee:	1.00%	Effective Yield*:	10.09%
		Estimated return*:	8.14%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	May-1990	Debt/Income ratio:	6%
Credit score:	840-859 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	6 / 6	Length of status:	7y 9m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Professor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,884	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	4%
		Homeownership:	Yes
Screen name:	p2ploan-announcer	Borrower's state:	Tennessee	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Fuechsle
Purpose of loan:
This loan will be used to...

pay for home improvements.

My financial situation:
I am a good candidate for this loan because...

I have a high credit score (818)
I have an investment portfolio of over $137,000, of which over $7000 is in cash equivalents

I have an income of over 61,000
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 503432
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	14.70%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.57%
		Estimated return*:	14.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	May-1989	Debt/Income ratio:	22%
Credit score:	640-659 (Apr-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	14 / 14	Length of status:	15y 0m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$16,703	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	78%
		Homeownership:	Yes
Screen name:	bid-zone7	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Debt Consolidation
Purpose of loan: Debt Consolidation
This loan will be used to... pay down on high interest credit cards and have a fix payment each month.

My financial situation: is very stable. My husband and I work for the Government and we are trying to consolidate our bills in order to obtain one payment a month.
I am a good candidate for this loan because... I have been employed for over 20 years with the Government and we have been current in all our bills because we know how important credit is. We have a rental income in the amount of $700.00 a month. We wanted a $4,000.00 loan and add our $2,500.00 to pay off a majority of the bills and this would be a great start.

Monthly net income: $6,300.00
Monthly expenses: $
Housing: $1,024.00
Insurance: $189.00
Car expenses: $983.00
Utilities: $300
Phone, cable, internet: $130
Food, entertainment: $150
Clothing, household expenses: $150
Credit cards and other loans: $1264
Other expenses: $ 200
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 503604
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$10,000.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	2.60%
Term:	60 months

Lender yield:	10.29%	Borrower rate/APR:	11.29% / 12.63%	Monthly payment:	$218.87

Lender servicing fee:	1.00%	Effective Yield*:	10.26%
		Estimated return*:	7.66%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Oct-2000	Debt/Income ratio:	18%
Credit score:	700-719 (Apr-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	10 / 10	Length of status:	4y 2m
Amount delinquent:	$0	Total credit lines:	36	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,438	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	No
Screen name:	ChrystieGrl	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	31 ( 100% )	700-719 (Latest)
Principal borrowed:	$4,800.00	< 31 days late:	0 ( 0% )	660-679 (Apr-2008)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	31
Description
Book Launch - Business/Internet
The purpose of the loan is to facilitate the launch of a new book that guides small businesses to create an effective Internet Plan. Customers regularly are confused and misguided about the technologies available and what really matters to their business ? this book will guide their thoughts and ideas and have them develop their personalized Internet Plan.

I am a great candidate for this loan ? I have been both an investor and lender with Prosper and have paid off loans in the past. I have improved my credit over the past five years and have balanced risk and security effectively.
INCOME: (W2 income for past 4 years) $101k salary & $8k-15k bonus ($4900/mo after taxes and aggressive retirement savings)
EXPENSES
Mortgage: $1350
Car/Insurance: $625
Bills/Utilities: $265
Loans/Debt: $700 (mostly student loans)
Food/Entertainment: $900
Other Household: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 503616
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$8,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$322.28

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1998	Debt/Income ratio:	22%
Credit score:	680-699 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	14 / 14	Length of status:	15y 11m
Amount delinquent:	$307	Total credit lines:	25	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$8,073	Stated income:	$100,000+
Delinquencies in last 7y:	9	Bankcard utilization:	84%
		Homeownership:	Yes
Screen name:	ready-rupee8	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Car Repair Loan
Purpose of loan:
This loan will be used to replace the engine in my car.

My financial situation:
I am a good candidate for this loan because I have the monthly income that will allow me to repay the loan as required if not sooner.

Monthly net income: $132,000
Monthly expenses: $
Housing: $2122.00
Insurance: $259.00
Car expenses: $1373.00
Utilities: $340.00
Phone, cable, internet: $320.00
Food, entertainment: $260.00
Clothing, household expenses: $210.00
Credit cards and other loans: $630.00
Other expenses: $780.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 503820
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$15,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	60 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 31.42%	Monthly payment:	$476.04

Lender servicing fee:	1.00%	Effective Yield*:	27.29%
		Estimated return*:	16.09%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Apr-1995	Debt/Income ratio:	9%
Credit score:	740-759 (Apr-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	19 / 17	Length of status:	2y 6m
Amount delinquent:	$265	Total credit lines:	34	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$111,642	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	89%
		Homeownership:	Yes
Screen name:	ebear	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Law Firm Start-Up Loan
This loan will be used to help fund a new law firm I am starting. The law firm will provide counsel to individuals and corporations in federal criminal investigations and indicted cases, parallel civil and regulatory proceedings, federal sentencing proceedings, corporate internal investigations, regulatory investigations and proceedings, and in securities class action and other complex civil litigation.The firm's principal office will be in Midtown Manhattan,

I have had 11 years training and experience at premier law firms and graduated with top honors from Columbia Law School and Columbia College. I have an exstensive network of potential referrals including lawyers and business colleagues who were classmates at Columbia College and Columbia Law School, and contemporaries at the three premier law firms as which I have worked. I also have a further referral network of current and former Assistant United States Attorneys and defense counsel with whom I have practiced.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 504016
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	A	Listing Duration:	14 days
		Estimated loss*:	3.80%
Term:	36 months

Lender yield:	9.40%	Borrower rate/APR:	10.40% / 12.51%	Monthly payment:	$146.05

Lender servicing fee:	1.00%	Effective Yield*:	9.37%
		Estimated return*:	5.57%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	7	First credit line:	Sep-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-799 (Apr-2011)	Inquiries last 6m:	1	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	15 / 15	Length of status:	0y 1m
Amount delinquent:	$0	Total credit lines:	43	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,490	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	8%
		Homeownership:	No
Screen name:	favorite-value3	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Business Loan
This loan will be used to help fund marketing expenses of a new business providing legal services. I have more than five years experience as an attorney and 15 years experience total in the workplace.

I have a stable and good financial situation. My overhead is low and will remain low (in providing professional services, I have no inventory costs save for bar membership fees). My business is new but growing and I seek a small amount of additional funding to keep the momentum going by pursuing further marketing opportunities.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 504274
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$12,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$503.57

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Oct-1998	Debt/Income ratio:	25%
Credit score:	700-719 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 7	Length of status:	6y 3m
Amount delinquent:	$0	Total credit lines:	12	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,939	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	94%
		Homeownership:	Yes
Screen name:	currency-plane6	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
convenience store
Purpose of loan:
This loan will be used to...purchase inventory

My financial situation:
I am a good candidate for this loan because...I have never been late on any loan, and extremely dedicated

Monthly net income: $6770
Monthly expenses: $150
Housing: $1500
Insurance: $120
Car expenses: $422
Utilities: $222
Phone, cable, internet: $100
Food, entertainment: $200
Clothing, household expenses: $50
Credit cards and other loans: $50
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 504964
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,000.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$293.30

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Oct-1994	Debt/Income ratio:	65%
Credit score:	620-639 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	7y 10m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$42,753	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	100%
		Homeownership:	Yes
Screen name:	cjw1970	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	54 ( 100% )	620-639 (Latest)
Principal borrowed:	$30,000.00	< 31 days late:	0 ( 0% )	760-779 (Sep-2009) 760-779 (Aug-2009) 720-739 (Apr-2008) 720-739 (Feb-2008)
Principal balance:	$6,882.01	31+ days late:	0 ( 0% )
Total payments billed:	54
Description
My personal loan for my business
Funds for startup costs for seasonal business. Money will be used to acquire additional equipment, supplies, etc. Expanding this year from 2 to 7 markets allows me to increase profit from $10K to $35K; this revenue would be used to pay off debt. I?ve proven that I pay my debt in full and on-time. I?ve been a Prosper borrower for 3 years. Initially, I received $18k loan & just recently paid it off. I paid on time and each month. I took out another loan for $12k. Again, I?ve never been late.
My rating doesn?t look great on paper. However, my family owns several businesses and I have significant net worth. I?ve decided to work hard to reduce our debt from cash flow as opposed to selling off assets. If the situation arises in which I can?t meet my obligations, then I?d sell off assets to pay debt. Prosper?s rating only looks at one?s debt & income picture and doesn?t consider one?s assets. Thus, I?ll continue to pay my Prosper debt obligations in full and on-time each month.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$7,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.00%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.42%	Monthly payment:	$286.39

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Sep-2004	Debt/Income ratio:	34%
Credit score:	620-639 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	3 / 3	Length of status:	0y 9m
Amount delinquent:	$0	Total credit lines:	15	Occupation:	Student - Community...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$112	Stated income:	$1-$24,999
Delinquencies in last 7y:	1	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	calculate	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	15 ( 65% )	620-639 (Latest)
Principal borrowed:	$15,000.00	< 31 days late:	7 ( 30% )	600-619 (May-2007) 620-639 (Feb-2007)
Principal balance:	$0.01	31+ days late:	1 ( 4% )
Total payments billed:	23
Description
eDoc Conversion Service
Previous borrower seeks third loan --

This loan will be used to for start-up costs for a document conversion service that sets up filing systems and scans old office files to the computer. You can visit the company's website here: http://www.lightspeedtyping.com.

My financial situation right now is solid and I am able to pay my bills with some left over each month.

In the past I received and paid for two Prosper loans - one at $5000 and one at $10,000 - and have complete confidence I'd be able to pay for this one too.

I guarantee you will get at least a few on time payments from me and that I definitely will not default. I know my credit score isn't the greatest on paper but it never has been and shouldn't effect my ability to repay at all. Thank you for your consideration.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505028
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.00%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.42%	Monthly payment:	$76.37

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Apr-1998	Debt/Income ratio:	31%
Credit score:	600-619 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	12 / 12	Length of status:	7y 2m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Clerical
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$14,955	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	97%
		Homeownership:	No
Screen name:	luvboston	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	47 ( 98% )	600-619 (Latest)
Principal borrowed:	$8,600.00	< 31 days late:	1 ( 2% )	620-639 (Aug-2009) 560-579 (Jun-2007)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	48
Description
Unexpected Med/Dental/Car Bills
Purpose of loan:

Unfortunately, I received some unexpected medical/dental bills on top of the scheduled car repairs I need to have done this month. I had such a good experience with Prosper in the past I thought I would try it again.

My financial situation:

Like many young adults I was living well beyond my means for several years ? little did I know that 9 years later and now 32 years old, I would still be paying for my stupid mistakes with a low credit score and high interest rates, which is why I have turned to Prosper. I have previously had 2 Prosper loans which have both been paid in full. The last was paid within 12 months! I have been working at the same company for over 7 years (salaried). I am extremely responsible and take my job and life very seriously.

My monthly net income after taxes: $2760

I appreciate your time and thank you in advance.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505030
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	B	Listing Duration:	14 days
		Estimated loss*:	5.95%
Term:	36 months

Lender yield:	13.99%	Borrower rate/APR:	14.99% / 17.16%	Monthly payment:	$311.94

Lender servicing fee:	1.00%	Effective Yield*:	13.75%
		Estimated return*:	7.80%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	8	First credit line:	Jul-2004	Debt/Income ratio:	8%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	2	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	3 / 3	Length of status:	3y 7m
Amount delinquent:	$0	Total credit lines:	9	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$235	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	1%
		Homeownership:	No
Screen name:	ingenious-kindness0	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Montessori Teacher Certification
Purpose of loan:
This loan will be used to pay for my wife's Montessori Teacher Certification classes.

My financial situation:
I am a good candidate for this loan because I am 25 years old and already make $53,000 a year. I work hard and have managed to earn a consistent 5% annual raise every year for the past 3 years. This raise is merit based and is impressive considering the general economic situation in the U.S.

I am both tech savvy and extremely frugal. As an analyst I am trained in financial management and apply those lessons to my own life.

Monthly net income: $3,043.14
Monthly expenses: $1,750.00
Housing: $ 750.00 (Rent)
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505034
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$14,980.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.00%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.42%	Monthly payment:	$572.02

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Jan-1982	Debt/Income ratio:	24%
Credit score:	760-779 (Apr-2011)	Inquiries last 6m:	9	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	7 / 6	Length of status:	26y 7m
Amount delinquent:	$0	Total credit lines:	29	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$3,463	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Bankcard utilization:	44%
		Homeownership:	Yes
Screen name:	roofian	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	70 ( 100% )	760-779 (Latest)
Principal borrowed:	$26,500.00	< 31 days late:	0 ( 0% )	760-779 (May-2008) 800-819 (Sep-2007)
Principal balance:	$579.53	31+ days late:	0 ( 0% )
Total payments billed:	70
Description
Bus Loan for Roofing & Shredding Co
Roofing company has jobs from longtime commercial clients that will transpire early summer and that will keep four employees busy for the rest of the year. Overhead is low & we currently have 4 tenants on our premises.

Shredding Co. is steadily gaining clients & box storage is growing with 2500 boxes stored. Shredding division of bus. keeps busy with routes, onsite shredding, coop shredding days with local credit unions, etc. Stordok.com

Purpose of loan:
Working capital to use until the roofing season begins in mid June.

Thanks for your interest!

My financial situation:
Two prior Prosper loans with no late payments. Automatic debit of payment.

Monthly net income: $7,000

Monthly expenses: $2,730
Housing: Paid by Shredding Co.
Ins: $500
Car exp: $380
Utilities: $300
Phone, internet: $150
Food, ent.: $450
Clothing, household exp: $300
Credit cards & other loans: $350
Other: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505044
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Sep-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-659 (May-2011)	Inquiries last 6m:	2	Employment status:	Self-employed
Now delinquent:	0	Current / open credit lines:	11 / 10	Length of status:	12y 9m
Amount delinquent:	$0	Total credit lines:	39	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$10,881	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	96%
		Homeownership:	Yes
Screen name:	trade-awakening3	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
In need of a small loan ASAP.
Purpose of loan:
This loan will be used to...pay off credit cards that are taking a big chunk of income.

My financial situation:
I am a good candidate for this loan because...I have never made a late payment on any loan or credit card account in the past 6 years and I would like to keep it this way. With the economy being the way it is, I want to pay off the small credit accounts and have just one monthly bill if possible.

Monthly net income: $3800.00
Monthly expenses: $
Housing: $ 660.00
Insurance: $ 125.00
Car expenses: $ 260.00
Utilities: $ 350
Phone, cable, internet: $ 90.00
Food, entertainment: $ 200.00
Clothing, household expenses: $
Credit cards and other loans: $ 450.00
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	3	First credit line:	Nov-1989	Debt/Income ratio:	11%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	2	Current / open credit lines:	5 / 5	Length of status:	18y 6m
Amount delinquent:	$246	Total credit lines:	20	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$2,634	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	funds-supporter462	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Repairs-utilities expenses
No description was provided by the borrower.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.00%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.42%	Monthly payment:	$95.46

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	Jan-1973	Debt/Income ratio:	17%
Credit score:	600-619 (May-2011)	Inquiries last 6m:	1	Employment status:	Employed
Now delinquent:	5	Current / open credit lines:	7 / 7	Length of status:	14y 10m
Amount delinquent:	$13,733	Total credit lines:	32	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,642	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	28	Bankcard utilization:	7%
		Homeownership:	No
Screen name:	grandma59	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	19 ( 100% )	600-619 (Latest)
Principal borrowed:	$2,000.00	< 31 days late:	0 ( 0% )	620-639 (Apr-2010) 660-679 (Nov-2009) 680-699 (Sep-2009) 640-659 (Jun-2008)
Principal balance:	$770.57	31+ days late:	0 ( 0% )
Total payments billed:	19
Description
debt consolidation
Purpose of loan: pay off propsper loan and some credit cards
This loan will be used to...

My financial situation:
I am a good candidate for this loan because...i am working at the same job for 16 years

Monthly net income: $3000
Monthly expenses: $
Housing: $600
Insurance: $300
Car expenses: $400
Utilities: $0
Phone, cable, internet: $0
Food, entertainment: $500
Clothing, household expenses: $
Credit cards and other loans: $300
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$3,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	11.20%
Term:	36 months

Lender yield:	24.99%	Borrower rate/APR:	25.99% / 29.51%	Monthly payment:	$120.86

Lender servicing fee:	1.00%	Effective Yield*:	24.37%
		Estimated return*:	13.17%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	6	First credit line:	May-1995	Debt/Income ratio:	4%
Credit score:	720-739 (May-2011)	Inquiries last 6m:	7	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	9 / 8	Length of status:	10y 11m
Amount delinquent:	$0	Total credit lines:	21	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$3,271	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Bankcard utilization:	34%
		Homeownership:	Yes
Screen name:	wealth-piccolo3	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Personal Loan
Purpose of loan:
This loan will be used to for moving expenses

My financial situation:
I am a good candidate for this loan because...

Monthly net income: $2400
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $
Utilities: $
Phone, cable, internet: $
Food, entertainment: $
Clothing, household expenses: $
Credit cards and other loans: $
Other expenses: $
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,000.00	Prosper Rating:	AA	Listing Duration:	14 days
		Estimated loss*:	1.95%
Term:	12 months

Lender yield:	5.49%	Borrower rate/APR:	6.49% / 7.43%	Monthly payment:	$172.58

Lender servicing fee:	1.00%	Effective Yield*:	5.49%
		Estimated return*:	3.54%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	10	First credit line:	Sep-1994	Debt/Income ratio:	9%
Credit score:	780-799 (Apr-2011)	Inquiries last 6m:	0	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	13 / 10	Length of status:	6y 6m
Amount delinquent:	$0	Total credit lines:	27	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$15,178	Stated income:	$100,000+
Delinquencies in last 7y:	0	Bankcard utilization:	31%
		Homeownership:	Yes
Screen name:	durability-champion9	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
Home Improvement
Purpose of loan:
This loan will be used to...complete various home improvement projects in anticipation of the birth of our child early this fall.
My financial situation:
I am a good candidate for this loan because...stable double income household, recent promotions at work with increased earning power.
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$188.55

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Aug-2007	Debt/Income ratio:	14%
Credit score:	620-639 (May-2011)	Inquiries last 6m:	3	Employment status:	Employed
Now delinquent:	0	Current / open credit lines:	2 / 2	Length of status:	2y 5m
Amount delinquent:	$0	Total credit lines:	6	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$82	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	abundant-investment9	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	8 ( 100% )	620-639 (Latest)
Principal borrowed:	$4,500.00	< 31 days late:	0 ( 0% )	640-659 (May-2010)
Principal balance:	$0.01	31+ days late:	0 ( 0% )
Total payments billed:	8
Description
Remodeling
Purpose of loan:
Purchase new cabinets, vinyl siding and repair the living room floor.

My financial situation:
I have previously held a prosper loan and did not miss a payment. I am financially stable and I am trying to help my parents with their home so that they can sell it and move closer to me.

Monthly net income: $ 4400.00
Housing: $ 500.00
Insurance: $ 115.00
Car expenses: $ 550.00
Utilities: $ 100.00
Phone, cable, internet: $ 50.00
Food, entertainment: $ 200.00
Clothing, household expenses: $ 20.00
Credit cards and other loans: $ 0.00
Other expenses: $ 0.00
Total: $ 1535.00
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$4,000.00	Prosper Rating:	HR	Listing Duration:	14 days
		Estimated loss*:	20.30%
Term:	36 months

Lender yield:	30.99%	Borrower rate/APR:	31.99% / 35.64%	Monthly payment:	$174.20

Lender servicing fee:	1.00%	Effective Yield*:	29.17%
		Estimated return*:	8.87%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	2	First credit line:	Sep-1997	Debt/Income ratio:	18%
Credit score:	640-659 (May-2011)	Inquiries last 6m:	3	Employment status:	Other
Now delinquent:	1	Current / open credit lines:	1 / 1	Length of status:	7y 1m
Amount delinquent:	$205	Total credit lines:	7	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$0	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Bankcard utilization:	0%
		Homeownership:	No
Screen name:	safe-commerce0	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A family in crisis
Purpose of loan: Bill Consolidation/ catch up
This loan will be used to...This loan will help us by consolidating our bills, catching up on rent and paying other bills like car insurance, car payment, and gas and electric

My financial situation: Up until now my financial situation was very stable. But due to unforeseen family vehicle breakdowns which led to us financing a vehicle and then my supplemental income were coming in fluxes, has set me behind on everything
I am a good candidate for this loan because...I take care of my bills immediately, and since I only get income once a month I pay my bills all at the same time. I'm a firm believer by teaching my children right and by leading by example.

Monthly net income: $2600
Monthly expenses: $250
Housing: $500
Insurance: $45
Car expenses: $300
Utilities: $45
Phone, cable, internet: $100
Food, entertainment: $0
Clothing, household expenses: $75
Credit cards and other loans: $0
Other expenses: $0
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$9,000.00	Prosper Rating:	D	Listing Duration:	14 days
		Estimated loss*:	10.00%
Term:	36 months

Lender yield:	20.99%	Borrower rate/APR:	21.99% / 25.42%	Monthly payment:	$343.67

Lender servicing fee:	1.00%	Effective Yield*:	20.48%
		Estimated return*:	10.48%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	4	First credit line:	Jun-2006	Debt/Income ratio:	Not calculated
Credit score:	640-659 (May-2011)	Inquiries last 6m:	4	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	4 / 2	Length of status:	0y 0m
Amount delinquent:	$77	Total credit lines:	14	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Revolving credit balance:	$1,811	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Bankcard utilization:	80%
		Homeownership:	No
Screen name:	jes5199	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 100% )	640-659 (Latest)
Principal borrowed:	$3,000.00	< 31 days late:	0 ( 0% )	620-639 (Apr-2010) 640-659 (Aug-2008)
Principal balance:	$1,461.13	31+ days late:	0 ( 0% )
Total payments billed:	34
Description
Moving and debt reduction
Purpose of loan:
I'm moving to California to take a lucrative new job. It's also about time to refinance my Prosper loan; I figured I might hit both those goals with one loan.

My financial situation:
I'm a salaried computer programmer with a solid career history. I love Prosper, and I have been both an investor and a borrower; please look at my Prosper loan history for evidence that I'm a solid candidate for this loan.

Monthly net income: $5200
Monthly expenses: $2500
Housing: $900
Car expenses: none
Utilities: included in rent
Phone, cable, internet: $300
Food, entertainment: $500
Clothing, household expenses: $250
Credit cards and other loans: $200
Other expenses: $300
Information in the Description is not verified.
Borrower Payment Dependent Notes Series 505148
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an amount that equals or exceeds the minimum amount required for the loan to fund.
Amount:	$2,500.00	Prosper Rating:	E	Listing Duration:	14 days
		Estimated loss*:	13.00%
Term:	36 months

Lender yield:	27.99%	Borrower rate/APR:	28.99% / 32.58%	Monthly payment:	$104.75

Lender servicing fee:	1.00%	Effective Yield*:	26.71%
		Estimated return*:	13.71%
* Estimated loss is the estimated principal loss on charge-offs. Effective yield is equal to the borrower interest rate: (i) minus the servicing fee rate, (ii) minus estimated uncollected interest on charge-offs, (iii) plus estimated collected late fees. Effective yield, Estimated loss and Estimated return are intended to represent the estimated average effective yield, loss and return, respectively, on a basket of loans with the same characteristics as this listing. All estimates are based on the historical performance of Prosper loans for borrowers with similar characteristics. The calculations of Effective yield, Estimated loss and Estimated return require significant assumptions about the repayment of loans, and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score (1-10):	1	First credit line:	Jul-1996	Debt/Income ratio:	26%
Credit score:	700-719 (May-2011)	Inquiries last 6m:	5	Employment status:	Employed
Now delinquent:	1	Current / open credit lines:	8 / 5	Length of status:	23y 0m
Amount delinquent:	$10,602	Total credit lines:	20	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 1	Revolving credit balance:	$240	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	7	Bankcard utilization:	5%
		Homeownership:	No
Screen name:	rob777	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower's credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	6 ( 100% )	700-719 (Latest)
Principal borrowed:	$1,500.00	< 31 days late:	0 ( 0% )	640-659 (Aug-2010)
Principal balance:	$0.00	31+ days late:	0 ( 0% )
Total payments billed:	6
Description
much needed VACATION
Purpose of loan:
This loan will be used to...to take my wife to her family reunion

My financial situation:
I am a good candidate for this loan because..i have a stable job same one for 23 years.

Monthly net income: $1650.00
Monthly expenses: $
Housing: $
Insurance: $
Car expenses: $325.00
Utilities: $
Phone, cable, internet: $140.00
Food, entertainment: $300.00
Clothing, household expenses: $
Credit cards and other loans: $100.00
Other expenses: $
Information in the Description is not verified.